1290 FUNDS*

1290 Convertible Securities Fund

1290 DoubleLine Dynamic Allocation Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 Global Talents Fund

1290 High Yield Bond Fund

1290 Low Volatility Global Equity Fund**

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1290 Unconstrained Bond Managers Fund

(each a “Fund” and together, the “Funds”)

SUPPLEMENT DATED OCTOBER 27, 2017 TO THE PROSPECTUS DATED MARCH 1, 2017

This Supplement updates certain information contained in the Prospectus of the Funds, each a series of 1290 Funds (“Trust”), dated March 1, 2017. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and/or Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information relating to: 1) the removal of a “Redemption Fee” for the 1290 High Yield Bond Fund; and 2) changes to the minimum initial investment amounts for certain purchasers of Class A and Class I shares of the Funds and the availability of sales charge waivers for Class A shares of the Funds.

Effective January 1, 2018, the “Redemption fee” information included in the “Shareholder Fees” table in the section of the Prospectus entitled “About the Funds - 1290 High Yield Bond Fund – Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

1290 High Yield Bond Fund	Class A Shares	Class T Shares	Class I Shares	Class R Shares
Redemption fee (as a percentage of amount redeemed, if applicable)	None	None	None	None

Effective January 1, 2018, footnote number “2” beneath the “Annual Fund Operating Expenses” table in the section of the Prospectus entitled “About the Funds – 1290 High Yield Bond Fund – Fees and Expenses of the Fund” is deleted in its entirety.

* Class T shares currently are not offered for sale.

** The Fund currently only offers Class I shares for sale.

Effective January 1, 2018, with respect to each Fund, the table in the section of the Prospectus entitled “About the Funds - Purchase and Redemption of Fund Shares” is deleted in its entirety and replaced with the following:

	A Class	T Class	I Class	R Class
Minimum Initial Investment

$1,000 for all accounts except:

•    $500 for certain fee-based programs.

•    $500, if establishing an Automatic Bank Draft Plan.

•    $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•    No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•    $500 for certain fee-based programs.

•    $500, if establishing an Automatic Bank Draft Plan.

•    No minimum for certain employer-sponsored retirement plans and certain wrap fee based programs.

$1,000,000 for certain institutions and individuals.

$1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

Class I shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum
Minimum Additional Investment	$50 for all accounts	$50 for all accounts	No subsequent minimum	No subsequent minimum

Effective January 1, 2018, the minimum investment information included in the “Share Classes at a Glance” table contained in the section of the Prospectus entitled “Investing in the Funds – Choosing a Share Class” is deleted and replaced with the following:

	Class A	Class T	Class I	Class R
Minimum Investment

$1,000 for all accounts except:

•    $500 for certain fee-based programs.

•    $500, if establishing an Automatic Bank Draft Plan.

•    $250 minimum for purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.

•    No minimums for certain employer-sponsored retirement plans and certain wrap fee based programs.

$1,000 for all accounts except:

•    $500 for certain fee-based programs.

•    $500, if establishing an Automatic Bank Draft Plan.

•    No minimums for certain employer-sponsored retirement plans and certain wrap fee based programs.

•    $1,000,000 for certain institutions and individuals.

•    $1,000 for certain employees (or their immediate family members) of AXA Financial or its subsidiaries.

•    Class I Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.

•    No minimum investment for a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker-dealer.

No minimum.

Effective January 1, 2018, the following information is included as the last bullet under “Eliminating Sales Charges and the CDSC – Class A Shares Only” in the section of the Prospectus entitled “Ways to reduce or eliminate sales charges”:

•	Purchases by accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor.*

* The Distributor has entered into an agreement with LPL Financial’s Mutual Fund Only Platform.

Effective January 1, 2018, the table contained in the section of the Prospectus entitled “It’s easy to open an account – To open an account with 1290 Funds” is deleted and replaced with the following:

Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*
Individual Retail Accounts	$1,000	$50
Individual Retirement Accounts (IRAs)	$500	$50
Automatic Bank Draft Plan**	$500	$50
Accounts through eligible financial intermediary platforms that have entered into selling or service agreements with the Distributor and that are eligible to purchase Class A shares without a sales charge.	$250	$50
Accounts established in a wrap program with which 1290 Funds, the Adviser or the Distributor has an agreement.	$500***	$50***
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.
*	Does not apply to Class I shares.

**    The Funds offer an automatic bank draft plan with a minimum initial investment of $500 through which a Fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the Funds’ Class A or Class T shares.

***	No minimum requirement for certain wrap fee based programs.

Effective January 1, 2018, the third paragraph in the section of the Prospectus entitled “Buying, selling and exchanging shares – Exchanging Shares – How to Exchange Shares” is hereby deleted in its entirety.

Effective January 1, 2018, the last three paragraphs relating to the assessment of redemption fees, in the section of the Funds’ Prospectus entitled “Buying, selling and exchanging shares – Restrictions on Buying, Selling and Exchanging Shares – Purchase and Redemption Restrictions on Market-Timers and Active Traders” are hereby deleted in their entirety and replaced with the following:

Consistent with seeking to discourage disruptive trading activity, 1290 Funds may, in its sole discretion and without further notice, change what it considers potentially disruptive trading activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity.